SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)	75201-6927 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Attached as an exhibit hereto and incorporated herein by reference in its entirety is the press release, attached hereto as Exhibit 99.1, issued by Holly Energy Partners, L.P. (the “Company”) on November 2, 2004, announcing the declaration of its initial regular quarterly distribution.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     99.1 — Press Release of the Company issued November 2, 2004.*

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P.

its General Partner

By:	Holly Logistic Services, L.L.C.

its General Partner

By:	/s/ Stephen J. McDonnell

Stephen J. McDonnell Vice President & Chief Financial Officer

Date: November 3, 2004

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
99.1	—	Press Release of the Company issued November 2, 2004.